Exhibit 10.20

Technical Services Agreement
[Chinese translation]

Between: EcoloCap Solutions Canada Inc. (EcoloCap)

740 St Maurice suite 102
Montreal QC H3C 1L5
Tel: 0015148763907      Fax: 0015148764080

And

Xinjiang Xiangjianfeng Energy and Technology Development Co., Ltd.
(XJF)
[Chinese translation]

Xinjie Building B-24, 79 Heilongjiang Rd, Urumqi, Xinjiang
[Chinese translation]
Telephone: 0991-5506260
Mobile: 13929982313

Re: Technical services for CDM project: Xinjiang Xiangjianfeng Urumqi
Dabancheng 200MW Windfarm 1st Phase-49.5MW Project
[Chinese translation]

Whereby EcoloCap Solutions (Canada) Inc. will perform for XJF necessary technical services for the validation of its CDM projects.
[Chinese translation]

In consideration of these services rendered as well as expenses incurred, EcoloCap shall be paid by XJF professional fees for this project and EcoloCap shall be paid a fee for its services which is calculated as follows:
[Chinese translation]

Amount paid = 20% x Net Revenues from CER [Chinese translation]

Net Revenues = Total validated quantity of CER multiplied by 9.5 Euro – 60,000 Euro (First year) [Chinese translation]

Net Revenues = Total validated quantity of CER multiplied by 9.5 Euro (following years) [Chinese translation]

EcoloCap shall be responsible for the preparation of these technical documents (PIN, PDD, etc.) and shall make best efforts to assist
XJF in the approval processes of these projects by local authorities as well as by the DOE and the EB. All the expenses incurred above will be borne by EcoloCap.
[Chinese translation]

EcoloCap shall make best effort to help XJF to get financial participation of foreign investors in the Project.
[Chinese translation]

We agree to the above and acknowledge receiving a copy of this agreement. This agreement will have the same duration as the related ERPA.
[Chinese translation]

Dated this 17th day of October 2008.
[Chinese translation]

EcoloCap Solutions (Canada) Inc.

Per: DR. TRI VU TRUONG
Dr. Tri Vu Truong
President & CEO

Xinjiang Xiangjianfeng Energy and Technology Development Co., Ltd. (XJF)
[Chinese translation]

Per:HUANG, JUANFENG
Mr. HUANG, Juanfeng
Board Chairman